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INTERNATIONAL EQUITY
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The Korean Investment Fund

Semi-Annual Report
December 31, 2002

                                        Alliance Capital [LOGO](R)


Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund. Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

LETTER TO SHAREHOLDERS
February 18, 2003

Dear Shareholder:
This report provides an update of the investment results, market activity and strategy for The Korean Investment Fund (the "Fund") for the semi-annual reporting period ended December 31, 2002.

Investment Objective and Policies
This open-end Fund's objective is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies. On December 3, 2001, the Fund was converted from a closed-ended investment company to an open-ended investment company.

Investment Results
The following table shows the Fund's performance over the six- and 12-month periods ended December 31, 2002. To put the Fund's returns in relative perspective, we have included the Fund's benchmark, the Korea Composite Stock Price Index (KOSPI).

INVESTMENT RESULTS*
Periods Ended December 31, 2002
                               Total Returns
                           6 Months   12 Months
The Korean
Investment
Fund
  Class A                  -14.60%      5.04%
  Class B                  -15.65%      2.47%
  Class C**                -15.67%      N/A

Korea
Composite
Stock Price
Index                      -14.30%      0.19%

*The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of the Fund as of December 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

Until the close of business on November 30, 2001, the Fund operated as a closed-end investment company and its common stock (which then comprised a single share class) was listed on the New York Stock Exchange. After the close of business on November 30, 2001, all of the common stock was converted into Class A shares of the Fund. For periods prior thereto, all historical performance information for Class A shares reflects the NAV performance of the Fund's common stock while it was a closed-end fund.

The unmanaged Korea Composite Stock Price Index (KOSPI) is a capitalization-weighted index of stocks traded on the Korean Stock Exchange and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Korean Investment Fund.

**N/A: not applicable. The inception date is 3/5/02 for Class C shares. As a result of this inception date, 12-month returns are not yet available.

Additional investment results appear on pages 5-8.



--------------------------------------------------------------------------------
THE KOREAN INVESTMENT FUND o 1


The Fund marginally underperformed its benchmark, the KOSPI, for the six-month period ended December 31, 2002, but outperformed for the 12-month period ended December 31, 2002. The Korean stock market was highly volatile during the second half of the year amidst concerns of rising personal delinquencies and overheating of the economy. After a strong run in the first quarter of 2002, Korean markets lost ground through the next three quarters of the year. Stock selection has continued to add value to the Fund's performance. However, the Fund's bias to quality blue chip large capitalization names negatively affected performance in the second half of the year. Additionally, overweight positions in the banking and consumer sectors adversely impacted the Fund's performance in the second half of the year.

Economic Review
Korean gross domestic product (GDP) growth fared well in 2002, ending the year with 6% GDP growth, which was above initial estimates and twice the growth rate achieved in 2001. The euphoria built up during the first half of 2002 dissipated in the second half of the year with both domestic and global growth prospects looking dim. Despite the weakness in the second half of 2002, the Korean economy saw a revival in equipment and facilities investments that should sustain long-term growth in the economy. Consensus estimates for 2003 are cautious but realistic at 5.5% GDP growth.

Private consumption held center stage in 2002 with the first half of the year recording 8% growth. The second half of the year was dogged with fears of high individual leverage, run away real estate prices and overheated consumption. These fears translated into heavy regulatory pressures on consumption that moderated the 8% growth in the first half of 2002 to 5.5% in the second half of the year. Private consumption is likely to stay muted in the first half of 2003.

Despite a premature call by the Bank of Korea to raise interest rates by 25 basis points in May, the underlying economy does not seem to support an increasing interest rate environment. With core inflation in control, demand for loans lagging expectations and moderate consumption, we believe interest rates are likely to head south.
Korea's currency, the won, has strengthened through 2002, gaining 10% on the U.S. dollar. Despite a strong

--------------------------------------------------------------------------------
2 o THE KOREAN INVESTMENT FUND


run against the dollar, the Korean currency has always been more influenced by the yen. The yen-won cross rate continues to be in fine balance, but further weakness would affect the competitiveness of Korean exports. Korea's foreign exchange reserves as of December were strong at U.S. $121.4 billion.

Stock Market Overview
Korea ended the year with flat U.S. dollar returns after being up 28% in the first quarter of 2002. Despite strong GDP growth, fears of sustained growth and a pull back in consumption negatively affected the market. Presidential elections and the events in North Korea further distracted attention from fundamental value in the stock market.

Outlook and Portfolio Strategy
Private consumption was the main driver of growth in 2002, but it is unlikely to repeat this performance in 2003. However, we have recently seen a revival in corporate investment that is likely to further support growth in 2003. Corporate Korea is expected to return double digit profit growth in 2003.

Domestic investors continue to shy away from equities. Any sign of a recovery in global economic activity and reduced geopolitical risks could bring back large retail investment. The low interest rate scenario and slower consumption spending continue to favor investments.

We will continue to focus on well-managed companies with clear competitive advantages and strong growth opportunities. We will also continue to invest in companies with solid balance sheets, good cash flows and attractive valuations.

Again, thank you for your continued interest and investment in The Korean Investment Fund.

Proposed Liquidation of the Fund
Shareholders of the Fund should by now have received a proxy statement relating to the proposed liquidation of the Fund. The Fund currently has under $20 million in assets and has been in continuous net redemption since its open-ending on December 3, 2001. Alliance Capital Management L.P., the investment adviser to the Fund, has concluded that it is not possible for the Fund to attain significant asset growth under current and foreseeable market conditions. On January 7, 2003, the Fund's Board of Directors considered and approved the liquidation and dissolution of the Fund, subject to shareholder approval at a Special Meeting

--------------------------------------------------------------------------------
                                                  THE KOREAN INVESTMENT FUND o 3


of Shareholders to be held on April 3, 2003. If the shareholders approve the liquidation and dissolution of the Fund at the April 3, 2003 Special Meeting, we will commence the liquidation of the portfolio and liquidation proceeds will be transmitted to shareholders as soon as practicable. We thank you for your past support of the Fund.


Sincerely,




John D. Carifa
Chairman and Chief Executive Officer



Edward D. Baker III
Vice President

Edward D. Baker III, has over 26 years of investment experience.

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4 o THE KOREAN INVESTMENT FUND


PERFORMANCE UPDATE

THE KOREAN INVESTMENT FUND
GROWTH OF A $10,000 INVESTMENT
12/31/92 TO 12/31/02

THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.

The Korean Investment Fund Class A: $8,410
Korea Composite Stock Price Index: $6,137

                         The Korean Investment      Korea Composite
                              Fund Class A            Price Index
--------------------------------------------------------------------
12/31/92                        $10,000               $10,000
12/31/93                        $12,518               $12,448
12/31/94                        $14,753               $15,113
12/31/95                        $11,201               $13,202
12/31/96                        $ 7,686               $ 8,934
12/31/97                        $ 2,679               $ 2,575
12/31/98                        $ 4,965               $ 5,426
12/31/99                        $12,299               $10,527
12/31/00                        $ 6,093               $ 4,627
12/31/01                        $ 8,006               $ 6,126
12/31/02                        $ 8,410               $ 6,137

This chart illustrates the total value of an assumed $10,000 investment in The Korean Investment Fund Class A shares (from 12/31/92 to 12/31/02) as compared to the performance of an appropriate index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income. Until the close of business on November 30, 2001, the Fund operated as a closed-end investment company and its common stock (which then comprised a single class) was listed on the New York Stock Exchange. After the close of business on November 30, 2001, all of the common stock was converted into Class A shares of the Fund. For the basis of this report, all historical performance information for periods prior to 12/31/01 is based on the Fund's NAV, while it was a closed-end fund.


The unmanaged Korea Composite Stock Price Index is a capitalization-weighted index of stocks traded on the Korean Stock Exchange.

When comparing The Korean Investment Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Korean Investment Fund.

--------------------------------------------------------------------------------
THE KOREAN INVESTMENT FUND o 5


PERFORMANCE UPDATE


THE KOREAN INVESTMENT FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 12/31


The Korean Investment Fund
Korea Composite Stock Price Index

[BAR CHART OMITTED]

The Korean Investment Fund--Yearly Periods Ended 12/31
---------------------------------------------------------
               The Korean                 Korea Composite
             Investment Fund            Stock Price Index
---------------------------------------------------------
12/31/93         25.18%                      24.48%
12/31/94         17.86%                      21.42%
12/31/95        -24.08%                     -12.64%
12/31/96        -31.38%                     -32.33%
12/31/97        -65.14%                     -71.18%
12/31/98         85.33%                     110.68%
12/31/99        147.71%                      94.02%
12/31/00        -50.46%                     -56.05%
12/31/01         31.41%                      32.39%
12/31/02          5.04%                       0.19%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for Class B and Class C shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

Until the close of business on November 30, 2001, the Fund operated as a closed-end investment company and its common stock (which then comprised a single class) was listed on the New York Stock Exchange. After the close of business on November 30, 2001, all of the common stock was converted into Class A shares of the Fund. For the basis of this report, all historical performance information for periods prior to 12/31/01 is based on the Fund's NAV, while it was a closed-end fund.

The unmanaged Korea Composite Stock Price Index is a capitalization-weighted index of stocks traded on the Korean Stock Exchange. The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Korean Investment Fund.

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6 o THE KOREAN INVESTMENT FUND


PORTFOLIO SUMMARY
December 31, 2002

INCEPTION DATE
Class A Shares
2/24/92
Class B Shares
12/10/01
Class C Shares
3/05/02


PORTFOLIO STATISTICS
Net Assets ($mil): $19.1

[PIE CHART OMITTED]
SECTOR BREAKDOWN
21.0%    Financial Services
16.6%    Capital Goods
16.5%    Consumer Manufacturing
16.0%    Consumer Services
14.5%    Technology
 7.2%    Basic Industry
 5.5%    Utilities
 2.7%    Consumer Staples


All data as of December 31, 2002. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.
--------------------------------------------------------------------------------
THE KOREAN INVESTMENT FUND o 7


INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002
Class A Shares
                  Without Sales Charge         With Sales Charge
    1 Year             5.04%                        0.62%
    5 Years           25.71%                       24.67%
   10 Years           -1.72%                       -2.14%

Class B Shares
                  Without Sales Charge         With Sales Charge
    1 Year             2.47%                       -1.53%
    Since Inception*   4.00%                        1.17%

Class C Shares
                  Without Sales Charge         With Sales Charge
    Since Inception*  -15.76%                     -16.60%


The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales. Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because the Fund invests in Korean companies, the Fund's returns will be significantly more volatile and differ substantially from those of U.S. markets generally. An investment also has the risk that market changes or other events affecting Korea, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. The Fund's investments in small-capitalization companies may have additional risks because these companies tend to have limited product lines, markets, or financial resources. In addition, the Fund's investments in debt securities have interest rate and credit risk.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Until the close of business on November 30, 2001, the Fund operated as a closed-end investment company and its common stock (which then comprised a single class) was listed on the New York Stock Exchange. After the close of business on November 30, 2001, all of the common stock was converted into Class A shares of the Fund. For the basis of this report, all historical performance information for periods prior to 12/31/01 is based on the Fund's NAV, while it was a closed-end fund.



*  Inception date: 12/10/01, Class B; 3/5/02 Class C.

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8 o THE KOREAN INVESTMENT FUND


TEN LARGEST HOLDINGS
December 31, 2002 (unaudited)

                                                                    Percent of
Company                                      U.S. $ Value           Net Assets
------------------------------------------------------------------------------
Samsung Electronics Co., Ltd.                 $2,647,443              13.9%
SK Telecom Co., Ltd.

  Merrill Lynch Warrants, expiring 10/07/05    1,950,000              10.2
Kookmin Bank                                   1,947,641              10.2
Hyundai Motor Co., Ltd.
  (common & preferred stock)                     1,814,848             9.5
POSCO                                          1,094,389               5.7
Shinsegae Co., Ltd.                              945,365               5.0
Hyundai Mobis                                    827,115               4.3
Sindo Ricoh Co.                                  773,155               4.1
Korea Electric Power Corp.                       769,360               4.0
Samsung Heavy Industries Co., Ltd.               768,307               4.0
                                             $13,537,623              70.9%



--------------------------------------------------------------------------------
THE KOREAN INVESTMENT FUND o 9


PORTFOLIO OF INVESTMENTS
December 31, 2002 (unaudited)

Company                                            Shares          U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS AND OTHER INVESTMENTS-103.9%

Financial Services-21.8%
Banking-11.2%
Kookmin Bank(a)                                     55,000          $1,947,641
Koram Bank(a)                                       30,000             187,176
                                                                    ----------
                                                                     2,134,817

Brokerage & Money Management-1.9%
Samsung Securities Co., Ltd.(a)                     15,000             362,337

Insurance-3.4%
Samsung Fire & Marine Insurance Co., Ltd.           12,000             655,622

Miscellaneous-5.3%
Kookmin Credit Card Co., Ltd.(a)                    20,000             487,332
Shinhan Financial Group Co., Ltd.(a)                50,000             522,743
                                                                    ----------
                                                                     1,010,075
                                                                    ----------
                                                                     4,162,851

Capital Goods-17.2%
Electrical Equipment-4.1%
Sindo Ricoh Co.(a)                                  14,000             773,155

Engineering & Construction-4.8%
Daelim Industrial Co., Ltd.(a)                      20,000             240,293
LG Engineering & Construction Co., Ltd.(a)          70,000             678,723
                                                                    ----------
                                                                       919,016

Machinery-8.3%
Hyundai Mobis(a)                                    45,000              827,115
Samsung Heavy Industries Co., Ltd.(a)              225,000              768,307
                                                                     ----------
                                                                      1,595,422
                                                                     ----------
                                                                      3,287,593

Consumer Manufacturing-17.2%
Auto & Related-11.1%
Hyundai Motor Co., Ltd.(a)                          40,000              935,880
  Preferred Stock(a)                                75,000              878,968
Kia Motors Corp.(a)                                 40,000              296,783
                                                                     ----------
                                                                      2,111,631

Building & Related-3.1%
Kumgang Korea Chemical Co., Ltd.                    6,000               591,881

Textile Products-3.0%
Hyosung Corp.(a)                                   52,000               565,575
                                                                     ----------
                                                                      3,269,087

Consumer Services-16.7%
Cellular Communications-10.2%
SK Telecom Co., Ltd.
Merrill Lynch Warrants, expiring 10/07/05(a)       10,000             1,950,000



-------------------------------------------------------------------------------
10 o THE KOREAN INVESTMENT FUND


Company                                            Shares          U.S. $ Value
-------------------------------------------------------------------------------
Retail-5.0%
Shinsegae Co., Ltd.(a)                              7,500           $   945,365

Retail - General Merchandise-1.5%
CJ Home Shopping(a)                                 8,000               285,317
                                                                     ----------
                                                                      3,180,682
Technology-15.1%
Communication Equipment-1.2%
Daeduck Electronics Co., Ltd.(a)                      954                 7,883
Samsung Electro Mechanics Co., Ltd.(a)              6,000               220,058
                                                                     ----------
                                                                        227,941

Semiconductor Components-13.9%
Samsung Electronics Co., Ltd.                      10,000             2,647,443
                                                                     ----------
                                                                      2,875,384

Basic Industry-7.4%
Distribution & Wholesale-1.7%
Samsung Corp.(a)                                   60,000               323,764



Mining & Metals-5.7%
POSCO                                              11,000             1,094,389
                                                                     ----------
                                                                      1,418,153

Utilities-5.7%
Electric & Gas-4.0%
Korea Electric Power Corp.(a)                      50,000               769,360

Telephone-1.7%
KT Corp. (ADR)                                     15,000               323,250
                                                                     ----------
                                                                      1,092,610

Consumer Staples-2.8%
Tobacco-2.8%
Korea Tobacco & Ginseng Corp. (GDR)(a)(b)          78,100               538,890
Total Investments-103.9%
  (cost $13,035,396)                                                 19,825,250
Other assets less liabilities-(3.9%)                                   (741,086)
                                                                     ----------
Net Assets-100%                                                     $19,084,164


(a) Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933.
This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002 this security amounted to $538,890 or 2.8% of net assets.

    Glossary of terms:
    ADR - American Depositary Receipt
    GDR - Global Depositary Receipt

    See notes to financial statements.

--------------------------------------------------------------------------------
THE KOREAN INVESTMENT FUND o 11


STATEMENT OF ASSETS & LIABILITIES
December 31, 2002 (unaudited)

Assets
Investments in securities, at value (cost $13,035,396)                   $19,825,250
Cash                                                                         254,563
Dividends receivable                                                           3,743
Receivable for 2% redemption fee                                                 779
Receivable for capital stock sold                                                131
Total assets                                                              20,084,466

Liabilities
Payable for capital stock redeemed                                           699,157
Advisory fee payable                                                           7,599
Distribution fee payable                                                       6,855
Other accrued expenses                                                        286,691
Total liabilities                                                           1,000,302
Net Assets                                                                $19,084,164

Composition of Net Assets
Capital stock, at par                                                     $     2,349
Additional paid-in capital                                                 37,219,449
Accumulated net investment loss                                              (345,656)
Accumulated net realized loss on investment
  and foreign currency transactions                                       (24,581,832)
Net unrealized appreciation of investments
  and foreign currency denominated assets
  and liabilities                                                           6,789,854
                                                                          $19,084,164
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($18,902,481/2,326,380 shares of capital stock
  issued and outstanding)                                                       $8.13
Sales charge--4.25% of public offering price                                      .36
Maximum offering price                                                          $8.49

Class B Shares
Net asset value and offering price per share
  ($134,981/17,156 shares of capital stock
  issued and outstanding)                                                       $7.87

Class C Shares
Net asset value and offering price per share
  ($46,702/5,942 shares of capital stock
  issued and outstanding)                                                       $7.86


See notes to financial statements.

--------------------------------------------------------------------------------
12 o THE KOREAN INVESTMENT FUND


STATEMENT OF OPERATIONS
Six Months Ended December 31, 2002 (unaudited)

Investment Income
Interest (net of foreign taxes withheld
  of $102)                                                                     $8,506

Expenses
Advisory fee                                              $124,082
Distribution fee--Class A                                   36,656
Distribution fee--Class B                                    1,222
Distribution fee--Class C                                      674
Custodian                                                  132,000
Audit and legal                                             90,799
Printing                                                    37,637
Directors' fees                                             23,175
Registration                                                22,449
Transfer agency                                             14,770
Miscellaneous                                               17,668
Total expenses                                             501,132
Less: expenses waived by the Adviser
  (see Note B)                                            (146,970)
Net expenses                                                                  354,162
Net investment loss                                                          (345,656)

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                                   3,794,335
  Foreign currency transactions                                               (26,366)
Net change in unrealized
appreciation/depreciation of:
  Investments                                                              (7,321,561)
  Foreign currency denominated assets
  and liabilities                                                                (518)
Net loss on investment and foreign
  currency transactions                                                    (3,554,110)

Net Decrease in Net Assets from
  Operations                                                              $(3,899,766)



See notes to financial statements.

--------------------------------------------------------------------------------
THE KOREAN INVESTMENT FUND o 13


STATEMENT OF CHANGES
IN NET ASSETS

                                 Six Months Ended          May 1, 2002        Year Ended
                                December 31, 2002             to               April 30,
                                   (unaudited)            June 30, 2002*         2002
                                -----------------         -------------       ----------
Increase (Decrease) in Net
Assets from Operations
Net investment loss               $ (345,656)             $  (74,130)      $  (677,653)
Net realized gain (loss) on
  investment and foreign
  currency transactions            3,767,969               3,085,420        (11,972,247)
Net change in unrealized
  appreciation/depreciation
  of investment and foreign
  currency denominated assets
  and liabilities                 (7,322,079)             (4,803,294)        30,538,665
Net increase (decrease) in
  net assets from operations      (3,899,766)             (1,792,004)        17,888,765

Capital Stock Transactions
Net decrease                     (10,286,043)             (5,003,775)       (26,456,191)
Total decrease                   (14,185,809)             (6,795,779)        (8,567,426)

Net Assets
Beginning of period               33,269,973              40,065,752         48,633,178
End of period                    $19,084,164             $33,269,973        $40,065,752


* The Fund changed its fiscal year end from April 30 to June 30.
  See notes to financial statements.

--------------------------------------------------------------------------------
14 o THE KOREAN INVESTMENT FUND


NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (unaudited)

NOTE A
Significant Accounting Policies
The Korean Investment Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, open-end management investment company. On December 3, 2001 the Fund converted from a closed-end investment company pursuant to shareholder approval. The Fund offers three classes of shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, (but excluding securities traded on the Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provision for U.S. income or excise taxes is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis.

5. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a prorata basis by each outstanding class of shares, based on proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

--------------------------------------------------------------------------------
16 o THE KOREAN INVESTMENT FUND


7. Change of Year End
The Fund changed its fiscal year end from April 30 to June 30.Accordingly, the statement of changes in net assets and financial highlights reflect the period from May 1 to June 30, 2002.

NOTE B
Advisory Fee and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, as amended as of August 2, 2001, the Fund pays Alliance Capital Management L.P. (the "Adviser") a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. Prior to August 2, 2001, the fee was calculated at an annualized rate of .85 of 1% of the Fund's average weekly net assets. Effective December 1, 2001, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary, to limit total operating expenses on annual basis to 2.50%, 3.20% and 3.20% of the daily average net assets for Class A, Class B and Class C shares, respectively. For the six months ended December 31, 2002, such reimbursement amounted to $146,970.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the six months ended December 31, 2002, such fees amounted to $10,998.

For the six months ended December 31, 2002, the Fund's expenses were reduced by $110 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $10,791 from the sale of Class A shares and $1,064 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A shares for the six months ended December 31, 2002.

Brokerage commissions paid on investment transactions for the six months ended December 31, 2002, amounted to $45,431 none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares.The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $15,998 and $3,872 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $5,364,364 and $13,001,219, respectively, for the six months ended December 31, 2002. There were no purchases or sales of U.S. government and government agency obligations for the six months ended December 31, 2002.

At December 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $7,377,289 and gross unrealized depreciation of investments was $587,435 resulting in net unrealized appreciation of $6,789,854 (excluding foreign currency transactions).

NOTE E
Distributable Earnings
As of June 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:


Accumulated capital and other losses                          $(28,349,801)(a)
Unrealized appreciation/(depreciation)                          14,111,415
Total accumulated earnings/(deficit)                          $(14,238,386)


(a) On June 30, 2002, the Fund had a net capital loss carryforward of $28,349,801 of which $11,682,103 expires in the year 2006 and $16,667,698 expires in the year 2009. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.


NOTE F
Capital Stock
There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each Class consists of 3,000,000,000 authorized shares. On


--------------------------------------------------------------------------------
18 o THE KOREAN INVESTMENT FUND



December 3, 2001, the Fund converted from a closed-end investment company to an open-end investment company.

Transactions in capital stock were as follows:

                                                           Shares
                               ----------------------------------------------------------
                                Six Months Ended
                               December 31, 2002         May 1, 2002 to       Year Ended
                                 (unaudited)            June 30, 2002(a)   April 30, 2002
                               ----------------------------------------------------------
Class A
Shares sold                        570,109                 94,986               204,681
Shares converted
from Class B                           609                     -0-                1,093
Shares redeemed                 (1,698,250)              (614,427)           (3,681,325)
Net decrease                    (1,127,532)              (519,441)           (3,475,551)

                                Six Months Ended                         December 31, 2002
                                December 31,2002       May 1, 2002 to        2001(b) to
                                   (unaudited)         June 30, 2002(a)    April 30, 2002
                               ----------------------------------------------------------
Class B
Shares sold                          576,434              161,532             130,462
Shares converted
  to Class A                            (626)                  -0-             (1,111)
Shares redeemed                     (579,030)            (157,878)           (112,627)
Net increase
  (decrease)                          (3,222)               3,654              16,724

                              Six Months Ended                                March 5,
                              December 31, 2002       May 1, 2002 to         2002(b) to
                                (unaudited)          June 30, 2002(a)      April 30, 2002
                               ----------------------------------------------------------
Class C
Shares sold                           327,179             145,360              47,922
Shares redeemed                      (343,432)           (143,549)            (27,538)
Net increase
  (decrease)                          (16,253)              1,811              20,384


See footnote summary on page 20.


--------------------------------------------------------------------------------
THE KOREAN INVESTMENT FUND o 19


                                                          Amount
                               ----------------------------------------------------------
                                Six Months Ended
                                December 31, 2002       May 1, 2002 to        Year Ended
                                  (unaudited)          June 30, 2002(a)     April 30, 2002
                               ----------------------------------------------------------
Class A
Shares sold                        $4,970,506             $958,339         $2,156,815
Shares converted
from Class B                            4,993                   -0-            11,024
Shares redeemed (c)               (14,980,127)          (5,994,361)       (28,967,583)
Net decrease                     $(10,004,628)         $(5,036,022)      $(26,799,744)

                               Six Months Ended                             December 10,
                                 December 31, 2002      May 1, 2002 to        2001(b) to
                                  (unaudited)          June 30, 2002(a)    April 30, 2002
                               ----------------------------------------------------------
Class B
Shares sold                        $4,838,362           $1,543,432         $1,214,652
Shares converted
to Class A                             (4,993)                  -0-           (11,024)
Shares redeemed                    (4,925,882)          (1,521,596)        (1,063,522)
Net increase
  (decrease)                         $(92,513)             $21,836           $140,106

                               Six Months Ended                               March 5,
                              December 31, 2002         May 1, 2002 to       2002(b) to
                                (unaudited)            June 30, 2002(a)    April 30, 2002
                               ----------------------------------------------------------
Class C
Shares sold                        $2,754,784           $1,392,042           $470,322
Shares redeemed                    (2,943,686)          (1,381,631)          (266,875)
Net increase
  (decrease)                        $(188,902)             $10,411           $203,447

(a) The Fund changed its fiscal year end from April 30 to June 30.
(b) Date of first issuance of shares of this class.
(c) As of December 3, 2001, the Fund converted from a closed-end to an open-end investment company. Shares of common stock then outstanding were reclassified as Class A shares. Class A shares received in the conversion are subject to a 2% redemption fee, through December 2, 2002. Such redemption fees are payable entirely to the Fund. For the six months ended December 31, 2002, the two months ended June 30, 2002 and the year ended April 30, 2002, such fees amounted to $169,976, $103,214 and $583,395, respectively.

--------------------------------------------------------------------------------
20 o THE KOREAN INVESTMENT FUND


NOTE G
Concentration of Risk
Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies. The securities markets of many Asian countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

NOTE H
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2002.

NOTE I
Subsequent Events
On January 7, 2003, the Board of Directors of the Fund considered and approved, and recommended to shareholders for their approval, the liquidation and dissolution of the Fund. A proxy statement for a Special Meeting of Shareholders to be held on April 3, 2003 relating to this recommendation has been mailed to shareholders.

--------------------------------------------------------------------------------
THE KOREAN INVESTMENT FUND o 21

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                 Class A
                                        ---------------------------------------------------------------------------------------
                                        Six months         May 1,
                                            Ended            2002
                                      December 31,             to                         Year Ended April 30,
                                              2002        June 30,      --------------------------------------------------------
                                       (unaudited)         2002(a)      2002         2001         2000         1999         1998
                                      ------------------------------------------------------------------------------------------
Net asset value,
  beginning of period                        $9.52         $9.99       $6.53        $9.14        $6.90        $3.48        $7.52
Income From
  Investment
  Operations
Net investment
  loss(b)                                     (.13)(c)      (.02)(c)     (.11)(c)     (.08)        (.07)        (.06)       (.09)
Net realized and
  unrealized
  gain (loss) on
  investment and
  foreign currency
    transactions                             (1.32)         (.48)        3.48        (2.81)        2.22         3.48       (3.95)
Net increase
(decrease) in net
asset value
  from operations                            (1.45)         (.50)        3.37        (2.89)        2.15         3.42       (4.04)

Capital Share
  Transactions
Anti-dilutive effect of
  share repurchase
  program                                       -0-           -0-          -0-         .28          .09           -0-        -0-
Anti-dilutive effect of
  2% redemption fee                            .06           .03          .09           -0-          -0-          -0-        -0-
Total capital share
  transactions                                 .06           .03          .09          .28          .09           -0-        -0-
Net asset value,
  end of period                              $8.13         $9.52        $9.99        $6.53        $9.14        $6.90       $3.48

Total Return
Total investment
  return based on
  net asset value(d)                        (14.60)%(e)   (4.70)%(e)   52.99%(e)   (28.56)%      32.46%       98.28%    ( 3.72)%

Ratios/Supplemental
Data
Net assets, end of period
  (000's omitted)                          $18,902      $32,873      $39,701      $48,633      $74,622      $58,348      $29,439
Ratio to average net
  assets of:
  Expenses, net
  of waivers                                2.50%(f)     2.50%(f)     2.50%        2.29%        2.06%        2.93%         2.29%
Expenses, before
  waivers                                     4.03%(f)     3.70%(f)     3.40%        2.29%        2.06%        2.93%       2.29%
Net investment loss                         (2.77)%(c)(f) (1.22)%(c)(f)(1.51)%(c)   (.98)%       (.71)%       (1.49)%    (1.60)%
Portfolio turnover rate                         46%           7%          42%          32%          68%         102%         47%


See footnote summary on page 24.

--------------------------------------------------------------------------------
22 o THE KOREAN INVESTMENT FUND



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                         Class B
                                            ------------------------------------
                                          Six Months
                                               Ended
                                         December 31,  May 1, 2002   December 10,
                                                2002    to June 30,    2001(g) to
                                         (unaudited)        2002(a) April 30, 2002
                                          -----------  -----------  --------------
Net asset value, beginning of period           $9.33        $9.82        $7.55
Income From Investment Operations
Net investment loss(b)(c)                       (.15)        (.02)        (.12)
Net realized and unrealized gain
  (loss) on investment
  and foreign currency transactions            (1.31)        (.47)        2.39
Net increase (decrease) in net asset
  value from
  operations                                   (1.46)        (.49)        2.27
Net asset value, end of period                 $7.87        $9.33        $9.82

Total Return
Total investment return based
  on net asset value(d)                       (15.65)%      (4.99)%      30.07%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $135         $190         $164
Ratio to average net assets of:
    Expenses, net of waivers(f)                 3.20%        3.20%        3.20%
    Expenses, before waivers(f)                 4.84%        4.68%        5.25%
    Net investment loss(c)(f)                  (3.62)%       (.84)%      (3.10)%
Portfolio turnover rate                           46%           7%          42%



See footnote summary on page 24.

--------------------------------------------------------------------------------
THE KOREAN INVESTMENT FUND o 23



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                         Class C
                                            ------------------------------------
                                          Six Months
                                               Ended
                                         December 31,  May 1, 2002        March 5,
                                                2002    to June 30,     2002(g) to
                                         (unaudited)        2002(a) April 30, 2002
                                         -----------   -----------  --------------
Net asset value, beginning of period           $9.32        $9.82        $9.33

Income From Investment Operations
Net investment loss(b)(c)                       (.12)        (.02)        (.04)
Net realized and unrealized gain (loss)
on investment and
foreign currency transactions              (1.34)        (.48)         .53
Net increase (decrease) in net asset value
    from operations                            (1.46)        (.50)         .49
Net asset value, end of period                 $7.86        $9.32        $9.82

Total Return
Total investment return based on
    net asset value(d)                        (15.67)%      (5.09)%       5.25%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $47         $207         $200
Ratio to average net assets of:
    Expenses, net of waivers(f)                 3.20%        3.20%        3.20%
    Expenses, before waivers(f)                 5.00%        4.43%        5.36%
    Net investment loss(c)(f)                  (3.74)%      (1.08)%      (3.32)%
Portfolio turnover rate                           46%           7%          42%


(a) The Fund changed its fiscal year end from April 30 to June 30.

(b) Based on average shares outstanding.

(c) Net of fees waived by Adviser.

(d) Total investment return is calculated assuming an initial investment is made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total Return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e) Reflects the impact of the 2% redemption fee which is retained by the Fund. Excluding this fee, the returns for the six months ended December 31, 2002, the two months ended June 30, 2002 and the year ended April 30, 2002 would have been (15.23)%, (5.01)% and 51.61%, respectively.

(f) Annualized.

(g) Date of first issuance of shares of this class.

--------------------------------------------------------------------------------
24 o THE KOREAN INVESTMENT FUND


GLOSSARY OF INVESTMENT TERMS

basis point
One basis point equals 0.01%.

benchmark
A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

common stock
A type of security that represents ownership in a public company.

index
A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value
The value of a mutual fund's securities that make up a fund's or an investor's investments.

sector
A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
THE KOREAN INVESTMENT FUND o 25


ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $387 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.
At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 580 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.




All information on Alliance Capital is as of 12/31/02.


--------------------------------------------------------------------------------
26 o THE KOREAN INVESTMENT FUND


ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

O  Automatic Reinvestment
You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

O  Automatic Investment Program
Build your investment account by having money automatically transferred from your bank account on a regular basis.

O  Dividend Direction Plans
You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

O  Auto Exchange
You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

O  Systematic Withdrawals
Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

O  E-Statements and Electronic Delivery
Sign up to view your quarterly mutual fund, retirement or CollegeBoundfundSM account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

O  A Choice of Purchase Plans
Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

O  Telephone Transaction
Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

O  Alliance Answer: 24-Hour Information
For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

O  The Alliance Advance
A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

O Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.




* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
THE KOREAN INVESTMENT FUND o 27


BOARD OF DIRECTORS

John D. Carifa, Chairman and Chief Executive Officer
David H. Dievler(1)
William H. Foulk, Jr.(1)

OFFICERS
Yung Chul Park, Executive Vice President-Investments
Edward D. Baker III, Vice President
Bhaskar Laxminarayan, Vice President
Thomas J. Bardong, Vice President
Mamoru Yamaoka, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Principal Underwriter
Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798



(1)  Member of the Audit Committee.


--------------------------------------------------------------------------------
28 o THE KOREAN INVESTMENT FUND


ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds
Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds
Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series
U.S. Large Cap Portfolio

Global & International Stock Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds
Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund

Taxable Bond Funds (continued)
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds
National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds
Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund

ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II




Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.



* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
THE KOREAN INVESTMENT FUND o 29



The Korean Investment Fund
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